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                                                                       EXHIBIT 1


                   Nippon Telegraph and Telephone Corporation

          Global Offering of [                ] Shares of Common Stock

                       (Par Value (Yen)50,000 per Share)

                          U.S. Underwriting Agreement
                          ---------------------------


          THIS U.S. UNDERWRITING AGREEMENT (this "Agreement") is made on [    ],
2000 by and among THE MINISTER OF FINANCE OF JAPAN, representing the Government of Japan (the "Selling Shareholder"), NIPPON TELEGRAPH AND TELEPHONE CORPORATION, a limited liability joint stock company incorporated under the laws of Japan (the "Company") and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, GOLDMAN, SACHS & CO., NOMURA SECURITIES INTERNATIONAL, INC., and SALOMON SMITH BARNEY INC. as representatives (the "Representatives") of the several Underwriters named in Schedule I hereto (the "Underwriters").

          The terms defined in this Agreement are also set forth in Schedule II attached hereto.

          The Selling Shareholder proposes, subject to the terms and conditions
stated herein, to sell to the Underwriters an aggregate of [               ]
shares of common stock, par value (Yen)50,000 per share ("NTT Common Stock"), of the Company, and the Company proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters, at the election of the
Underwriters, up to [              ] additional shares of NTT Common Stock, in
each case for sale in the United States and Canada (the "U.S. Offering").  The
aggregate of [                    ] shares of NTT Common Stock to be sold by the
Selling Shareholder is herein called the "Firm Shares" and the aggregate of [
] additional shares of NTT Common Stock to be issued and sold by the Company is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "U.S. Shares".

     The Underwriters propose to purchase the U.S. Shares and offer the U.S. Shares, in the form of U.S. Shares or American Depositary Shares ("ADSs"), in the U.S. Offering. The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), dated as of July 8, 1994, among the Company, Morgan Guaranty Trust Company of New York, as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive 1/200th of a share of NTT Common Stock deposited pursuant to the Deposit Agreement. The ADSs representing U.S. Shares are hereinafter called the "U.S. ADSs".

     It is understood by all the parties that the Company and the Selling Shareholder are concurrently entering into (i) an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Shareholder of up
to a total of [              ] shares of NTT Common Stock (the "International
Firm Shares"), and by the Company of up to a total of [            ] shares of
NTT Common Stock (the "International Optional Shares" and, together with the International Firm Shares, the "International Shares") solely to cover overallotments, through arrangements with certain underwriters outside the United States, Canada and Japan (the "International Underwriters"), for whom Nomura International plc, Salomon Brothers International Limited, Goldman Sachs International and Merrill Lynch International are acting as lead managers (the "International Offering"), and (ii) an agreement (the "Japanese Company Shares Underwriting Agreement") providing for the sale by the Company of a total of
[   ] shares of NTT Common Stock (the "Japanese Company Shares") and an
agreement (the
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"Japanese Secondary Shares Underwriting Agreement", and together with the
Japanese Company Shares Underwriting Agreement, the "Japanese Underwriting Agreements") providing for the sale by the Selling Shareholder of a total of [ ] shares of NTT Common Stock (the "Japanese Secondary Shares" and, together with the Japanese Company Shares, the "Japanese Shares"), through arrangements with certain underwriters in Japan (the "Japanese Underwriters"), for whom Nikko Salomon Smith Barney Limited, The Nomura Securities Co., Ltd., Merrill Lynch Japan Incorporated, Tokyo Branch, and Goldman Sachs (Japan) Ltd. are acting as lead managers (the "Japanese Offering"). The U.S. Shares, the International Shares and the Japanese Shares are herein collectively called the "Offered Shares". The U.S. Offering, the International Offering and the Japanese Offering are herein collectively called the "Global Offering". Anything herein or therein to the contrary notwithstanding, the closing under this Agreement is expressly conditional on the closing of the sale of the Japanese Shares under the Japanese Underwriting Agreements; provided, however, that if any event set forth in
Section 9(b)(A) or 9(b)(B) shall have occurred, the closing under this Agreement shall be conditional solely on the closing of the sale of the Japanese Secondary Shares under the Japanese Underwriting Agreements.

     The Underwriters hereunder, the International Underwriters and the Japanese Underwriters are simultaneously entering into an Agreement among Underwriting Syndicates (the "Agreement among Syndicates"), which provides, among other things, that Goldman Sachs International, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nikko Salomon Smith Barney Limited and The Nomura Securities Co., Ltd., shall act as the Joint Global Coordinators (the "Joint Global Coordinators") for the Global Offering and for the transfer of Offered Shares, if needed, among the three syndicates (subject as provided therein).

     Except as the context may otherwise require, the International Underwriters and the Japanese Underwriters are referred to herein collectively as the "Global Underwriters" and the International Underwriting Agreement and the Japanese Underwriting Agreement are referred to herein collectively as the "Global Underwriting Agreements".

     Three forms of prospectus are to be used in connection with the offering and sale of Offered Shares contemplated by the foregoing, one relating to the U.S. Offering (the "U.S. Prospectus"), another relating to the International Offering (the "International Prospectus") and another relating to the Japanese Offering (the "Japanese Prospectus"). The International Prospectus will be identical to the U.S. Prospectus except for certain substitute pages. References hereinafter to the Offered Shares shall include Offered Shares to be represented by ADSs.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

       (i) A Registration Statement (as defined below) in respect of the Offered Shares has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"); the Registration Statement and any post-effective amendment thereto, each in the form previously delivered to the Representatives, have been declared effective by the Commission in such form (copies thereof, including all documents incorporated by reference in the prospectus contained therein but excluding the exhibits thereto, were also provided to the Representatives for each of the other Underwriters); no other document (including exhibits) relating to the Registration Statement or document incorporated by reference in the Registration Statement has previously been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of
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the Registration Statement or any post- effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

         For the purposes of this Agreement, "Registration Statement" shall mean
the Registration Statement on Form F-3 (File No. 333-          ) including all
exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective, each as amended at the time such part of the Registration Statement became effective. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

         Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act, including any version thereof prepared in connection with the International Offering, is hereinafter called a "Preliminary Prospectus". The prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, including the version thereof prepared in connection with the International Offering, is hereinafter called the "Prospectus". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.

       (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act; and each Preliminary Prospectus, at the time of filing, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

       (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable; none of the documents incorporated by reference contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange
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Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

       (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

       (v) A registration statement on Form F-6 (File No. 33-81562) in respect of the ADSs has been filed with the Commission; such registration statement in the form previously delivered to the Representatives and, excluding exhibits, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has previously been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

       (vi) Neither the Company nor its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, that would be material to the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any change in the capital stock of any of the Company, NTT East Corporation, NTT West Corporation or NTT Communications Corporation (together the "NTT Core Group"), (B) any increase [in excess of (Yen)400 billion] in the long- term debt of the Company on a consolidated basis, or (C) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

       (vii) Each company in the NTT Core Group has been duly incorporated and is validly existing as a joint stock company under the laws of Japan, with power and authority (corporate and other) to own its properties and conduct its business as described in
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the Prospectus and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to do so would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and each other subsidiary of the Company named in the Prospectus has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation;

       (viii) The Company has an authorized capital stock as set forth in the Prospectus, and all of the issued shares of NTT Common Stock have been duly and validly authorized and issued, and are fully paid and non-assessable and conform to the description of the NTT Common Stock contained in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company named in the Prospectus have been duly and validly authorized and issued, are fully paid and non-assessable and (except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens (other than statutory preferences granted to the holders of bonds of the Company pursuant to
Article 9 of The Law Concerning Nippon Telegraph and Telephone Corporation, etc. or Article 9 of Supplementary Provisions thereto), encumbrances, equities or claims; all of the shares of NTT Common Stock (including the Offered Shares) have been or will be duly listed and admitted for trading on the Tokyo Stock Exchange (except for the NTT Common Stock which will continue to be held by the Selling Shareholder) and the London Stock Exchange; the ADSs have been duly listed and admitted for trading on the New York Stock Exchange; the holders of outstanding shares of NTT Common Stock are not entitled pursuant to any action taken by the Company or pursuant to Japanese law to preemptive or other rights to acquire the Offered Shares; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the NTT Common Stock or any other class of capital stock of the Company; the Offered Shares may be freely deposited by the Company and the Selling Shareholder, as applicable, with the Depositary against issuance of ADRs evidencing ADSs (except as described in the Prospectus under "Description of the Shares -- Exchange Controls and Other Limitations Affecting Security Holders"); the Offered Shares are freely transferable by the Company and the Selling Shareholder, as applicable, to or for the account of the several Underwriters and are freely transferable by the several Underwriters to (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Offered Shares or ADSs under the laws of Japan and of the United States (except as described in the Prospectus under "Description of the Shares -- Exchange Controls and Other Limitations Affecting Security Holders");

       (ix) The Optional Shares to be issued and sold by the Company to the Underwriters hereunder, and the International Optional Shares and Japanese Company Shares to be issued and sold by the Company to the Underwriters under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non- assessable and will conform to the description of the NTT Common Stock contained in the
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Prospectus; the Firm Shares to be sold by the Selling Shareholder hereunder, and the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement, respectively, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the NTT Common Stock contained in the Prospectus; the Selling Shareholder is the sole registered holder of title on the register of shareholders of the Company to the Firm Shares to be sold by the Selling Shareholder hereunder and the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement respectively; and holders of the Offered Shares will be entitled to all the rights of shareholders conferred by the Articles of Incorporation of the Company and the Commercial Code of Japan;

       (x) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing;

       (xi) Except as described in the Prospectus, (i) all dividends and other distributions declared and payable on NTT Common Stock (subject to the approval of the Minister of Posts and Telecommunications) (including payments to the Depositary in respect of NTT Common Stock represented by ADSs) may under the current laws and regulations of Japan be paid in Japanese yen that may be converted into foreign currency that may be freely transferred out of Japan, and
(ii) all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Japan and are otherwise free and clear of any other tax, withholding or deduction in Japan and without the necessity of obtaining any consent, approval, authorization, order, registration, clearance or qualification (hereinafter referred to as "Governmental Authorizations") of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or any stock exchange authorities or self-regulatory organizations (hereinafter referred to as a "Governmental Agency") in Japan;

       (xii) The issue and sale of the Optional Shares by the Company hereunder, and the issue and sale of any International Optional Shares and Japanese Company Shares by the Company under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, and the deposit of the Offered Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, the Global Underwriting Agreements and the Deposit Agreement and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation by the Company of the provisions of the Articles of Incorporation, Regulations of the Board of Directors or Share Handling Regulations of the Company or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties;

       (xiii) No Governmental Authorization of any Governmental Agency is required for the (i) issue and sale by the Company of the Optional Shares hereunder, or the issue and sale of any International Optional Shares or Japanese Company Shares by the

Company under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, (ii) deposit of the Offered Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered, or (iii) the consummation by the Company of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except
(A) the registration under the Securities Act of the Offered Shares and the ADSs, (B) the Diet's approval of the relevant national budget which authorizes the sale of the Offered Shares (except for the Japanese Company Shares, the International Optional Shares and the Optional Shares, for which such approval is not necessary), (C) such other Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to the Representatives, (D) an approval of the Minister of Posts and Telecommunications under the Law Concerning Nippon Telegraph and Telephone Corporation, etc., in respect of the issuance by the Company of the Optional Shares, or any International Optional Shares or Japanese Company Shares to be sold by the Company under the International Underwriting Agreement and Japanese Company Shares Underwriting Agreement, respectively and (E) such Governmental Authorizations as may be required under securities or Blue Sky laws of any state of the United States or any laws of jurisdictions outside Japan and the United States in connection with the purchase and distribution of the Offered Shares and ADSs by or for the account of the Underwriters and the International Underwriters;

       (xiv) Each of this Agreement and the Global Underwriting Agreements has been duly authorized, executed and delivered by the Company and, under the laws of Japan, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

       (xv) Each of this Agreement, the Global Underwriting Agreements, the Deposit Agreement and the ADRs evidencing the ADSs is in proper form under the laws of Japan to be enforced against the Company and the certificates for the Offered Shares are in proper form to be legal and valid under the laws of Japan, and to ensure the legality, validity, enforceability or admissibility into evidence in Japan of this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares, as the case may be, it is not necessary that this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares or any other documents be filed or recorded with any court or other authority in Japan or that any Japanese stamp or similar tax be paid by the Underwriters or the Global Underwriters or purchasers therefrom on or in respect of this Agreement, the International Underwriting Agreement, the Deposit Agreement, the ADRs or the Offered Shares or any other document to be furnished hereunder or thereunder;

       (xvi) No company in the NTT Core Group is (i) in violation of its Articles of Incorporation, Regulations of the Board of Directors and Share Handling Regulations, or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound with such exceptions in the case of this clause (ii) as do not and would not, in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

       (xvii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Global Underwriters in Japan in connection with (A) the deposit with the Depositary of Offered Shares against the issuance of ADRs evidencing ADSs, (B) the sale and delivery of the Offered Shares and ADSs to or for the respective accounts of the Underwriters or the International Underwriters, (C) the execution and delivery of this Agreement or the Global Underwriting Agreements or (D) the sale and delivery by the Underwriters or the International Underwriters of the Offered Shares and ADSs to the initial purchasers thereof;

       (xviii) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares and ADSs;

       (xix) The statements set forth in the Prospectus under the captions "Description of the Shares" and "Description of ADRs and Deposit Agreement", insofar as they purport to constitute a summary of the terms of the NTT Common Stock and the ADSs, respectively, and under the caption "Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

       (xx) The Company and its subsidiaries named in the Prospectus have valid title to all real property and valid title to all personal property owned by them, in each case free and clear of all liens (other than statutory preferences granted to the holders of bonds of the Company pursuant to Article 9 of The Law Concerning Nippon Telegraph and Telephone Corporation, etc. or Article 9 of Supplementary Provisions thereto), encumbrances and defects except such as are described in the Prospectus or such as do not and would not, in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and such subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not and would not, in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

       (xxi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

       (xxii) The Company is not and, after giving effect to the offering and sale of the Offered Shares, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

       (xxiii) The Company and each of its subsidiaries named in the Prospectus have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Prospectus with such exceptions as individually or in the aggregate would not have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company or such subsidiaries;

       (xxiv) PricewaterhouseCoopers, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act.

     (b) The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

       (i) The sale and delivery of the Offered Shares by the Selling Shareholder hereunder and under the Global Underwriting Agreements and the compliance by the Selling Shareholder with all of the provisions of, and the performance by the Selling Shareholder of his obligations under, this Agreement and the Global Underwriting Agreements and the consummation by the Selling Shareholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, or to which any of the property or assets of the Selling Shareholder are subject, nor will such action result in any violation by the Selling Shareholder of the provisions of any statute or any order, rule or regulation of any Governmental Agency in Japan;

       (ii) Each of this Agreement and the Global Underwriting Agreements has been duly authorized, executed and delivered by the Selling Shareholder and, under the laws of Japan, constitutes a valid and legally binding obligation of the Selling Shareholder, enforceable in accordance with its terms, subject, as to enforcement, to any applicable sovereign immunity;

       (iii) The Selling Shareholder has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) the Selling Shareholder will have, good and valid title to the Offered Shares to be sold by the Selling Shareholder hereunder and under the Global Underwriting Agreements, free and clear of all liens, encumbrances, equities or claims; and upon delivery of the Offered Shares and payment therefor pursuant to this Agreement and the Global Underwriting Agreements, good and valid title to the Offered Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters, or the Global Underwriters, as the case may be;

       (iv) The Selling Shareholder has full right, power and authority to enter into this Agreement and the Global Underwriting Agreements and to sell, assign, transfer and deliver the Offered Shares to be sold by the Selling Shareholder hereunder and under the Global Underwriting Agreements;

       (v) No Governmental Authorization of or with any Governmental Agency in Japan is required to be obtained by the Selling Shareholder for the sale of the Offered Shares by the Selling Shareholder hereunder or under the Global Underwriting Agreements, the compliance by the Selling Shareholder with all of the provisions of, and the performance by the Selling Shareholder of his obligations under, this Agreement and the Global Underwriting Agreements, the consummation by the Selling Shareholder of the transactions contemplated by this Agreement and the Global Underwriting Agreements, or for the execution and delivery by the Selling Shareholder of this Agreement to be duly and validly authorized, except (A) the Diet's approval of the relevant national budget which authorizes the sale of the Offered Shares and (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to the Representatives;

       (vi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Global Underwriters in Japan in connection with (A) the sale and delivery by the Selling

Shareholder of the Offered Shares to or for the respective accounts of the Underwriters or the International Underwriters, (B) the execution and delivery of this Agreement or the Global Underwriting Agreements or (C) the sale and delivery by the Underwriters or the International Underwriters of the Offered Shares and the ADSs to the initial purchasers thereof;

       (vii) The statements set forth in the Prospectus with respect to the number of Offered Shares to be offered and sold by the Selling Shareholder and with respect to the number of shares of NTT Common Stock previously sold and to be sold in the future by the Selling Shareholder are accurate; and

       (viii) The Selling Shareholder has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares or ADSs in the Offering.

     2. Subject to the terms and conditions herein set forth, (a) the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling
Shareholder, at a purchase price per U.S. Share of (Yen)[      ], the number of
Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per U.S. Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such option shall have been exercised determined in respect of each Underwriter (and adjusted by the Representatives so as to eliminate fractional shares) by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at
their election up to [     ] Optional Shares, at the purchase price per Optional
Share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives on behalf of the Underwriters to the Company given [no later than 3:00 p.m. on November 2, 2000 in Tokyo] and setting forth the aggregate number of Optional Shares to be purchased.

     As compensation to the Underwriters for their commitments hereunder, the
Selling Shareholder will pay to [     ], for the accounts of the several
Underwriters, an amount equal to (Yen)[     ] per Firm Share (the "Underwriting
Commission") for the Firm Shares to be delivered by the Selling Shareholder hereunder at the Time of Delivery. The foregoing amount shall be payable by the Selling Shareholder if and only if the Firm Shares are purchased by the Underwriters as provided herein. The Company at the Time of Delivery will pay to
[      ], for the accounts of the several Underwriters, an amount equal to
(Yen)[ ] per Optional Share as Underwriting Commission for the Optional Shares to be delivered by the Company hereunder at the Time of Delivery. The foregoing amount shall be payable by the Company if and only to the extent Optional Shares are purchased by the Underwriters as provided herein.

     3. Upon the authorization by the Representatives of the release of the U.S. Shares and the U.S. ADSs, the several Underwriters propose to offer the U.S. Shares and the U.S. ADSs for sale upon the terms and conditions set forth in the U.S. Prospectus. Each Underwriter hereby represents and warrants to, and agrees with, the Company and the Selling Shareholder that it and each of its affiliates will not offer, sell or deliver any of the U.S. Shares or distribute the Prospectus or any other offering material in any jurisdiction except in compliance with the applicable laws thereof and in the manner contemplated by the Prospectus, including taking whatever action is required to permit its purchase and resale of the U.S. Shares in such jurisdiction at its own expense; provided, however, that the Underwriters make no representations as to compliance with applicable laws with respect to the content of, including any misstatements or omissions in, the Registration Statement or any prospectus. Each Representative further represents and warrants to the Company and the Selling Shareholder that (1) it has all corporate authority necessary to enter into this Agreement, (2) that each Underwriter has authorized it, pursuant to the terms of the Agreement Among U.S. Underwriters, for the account of such Underwriter, to accept delivery of and receipt for, and to make payment of the purchase price for, the U.S. Shares or U.S. ADSs, which it has agreed to purchase, and (3) it has all requisite authority, pursuant to the terms of the Agreement Among U.S. Underwriters, in order to receive on behalf of the Underwriters the amount referred to in the second paragraph of Section 2 hereof.

     4. (a) No later than two Tokyo business days prior to the Time of Delivery (as defined below), the Selling Shareholder shall deliver the share certificates representing the Firm Shares to [ ] as custodian, for safekeeping in accordance with and on terms set out in a custody agreement separately entered into between the Selling Shareholder and [ ], for deposit with the Japan Securities Depository Center ("JASDEC"). Such Shares will be held by [ ] in its account at JASDEC, and upon receipt of the share certificates for the Firm Shares, [ ] shall issue a certificate(a "Share Custody Certificate") to the Selling Shareholder in a pre-agreed form, confirming credit of the Firm Shares in the account of the Selling Shareholder at [ ]. The safe custody arrangements set forth in this clause (a) will not affect good and valid title of the Selling Shareholder to the Firm Shares.

     (b) [                    ] or its agent shall, on behalf of the
Underwriters (and the Underwriters hereby severally agree to cause such payment to be made), make payment to the Selling Shareholder (by using the payment form supplied by the Selling Shareholder) no later than 11:59 p.m., Tokyo time, on the Tokyo business day immediately preceding the Time of Delivery, or such other time and date as the Joint Global Coordinators and the Selling Shareholder may agree upon in writing (such time and date of payment being herein called the "Time of Payment"), of the aggregate purchase price for the Firm Shares by settlement upon delivery of a check drawn upon The Bank of Japan in same day funds; provided, however, that the Selling Shareholder shall as soon as
practicable return the foregoing payments to [          ] or its agent if the
Firm Shares are not delivered at the Time of Delivery because of any provision of Section 8.

     [                   ] or its agent shall, on behalf of the Underwriters
(and the Underwriters hereby severally agree to cause such payment to be made), make payment no later than the Time of Payment of the aggregate purchase price for the Optional Shares in same day funds for the credit of such account with such banks (the "Payment Handling Banks") as the Company shall have notified in
writing to [                ](which notification shall be given no later than [
] ).  Such payment shall be made upon authorization from [
] on behalf of the Underwriters (such authorization to be given if the conditions to the obligations of the Underwriters as set forth herein are satisfied or waived); provided, however, that the Company shall as soon as
practicable return the foregoing payments to [              ] or its agent if
the Optional Shares are not delivered at the Time of Delivery because of any provision on of Section 8.

     On or before the Time of Payment, [                  ], on behalf of the
Underwriters, will submit to each of the Payment Handling Banks the share subscription form in Japanese for the Optional Shares that is required under the Commercial Code of Japan.

     (c) The time and date of delivery with respect to the Firm Shares and the Optional Shares shall be 00:01 a.m., Tokyo time, on [November 10, 2000] or such other time and date as the Joint Global Coordinators, the Company (in the case of the Optional Shares) and the Selling Shareholder (in the case of the Firm Shares) may agree upon in writing, provided, however, that if any event set forth in Section 9 (b)(A) or 9 (b)(B) shall have occurred, the time and date of delivery with respect to the Firm Shares shall be 9:00 a.m., Tokyo time, on [November 10, 2000]. Such time and date for delivery is herein called the "Time of Delivery".

     At the Time of Delivery, the Selling Shareholder shall return the Share Custody Certificate with respect to the Firm Shares to [
] which shall be deemed to be an instruction by the Selling Shareholder to
deliver or cause to be delivered the Firm Shares to [                          ]
or its agent in Japan acting as agent on behalf of the Underwriters by transfer
of the Firm Shares into the account of [                        ] through [
]'s account at JASDEC.  [                  ], or its agent shall issue a receipt
for the Firm Shares in a form prescribed by the Selling Shareholder.

     On or prior to the third Tokyo business day before the Time of Delivery, the Company shall deliver to JASDEC the share certificates for the Optional
Shares, registered in the name of [                           ], through the
transfer agent.  At the Time of Delivery, the Company shall deliver or cause to
be delivered the Optional Shares to [                    ] or its agent in Japan
acting as agent on behalf of the Underwriters by transfer of the Optional Shares
into the account of [                            ] through [
] account of JASDEC.

     (d) A meeting will be held at the offices of Sullivan & Cromwell, Otemachi First Square East 16F, 5-1, Otemachi 1-chome, Chiyoda-ku, Tokyo 100-0004, Japan (the "Closing Location") at or around 3:00 p.m., Tokyo time, two Tokyo business days prior to the Time of Delivery (or such other time and date as the Joint Global Coordinators, the Company and the Selling Shareholder may agree upon), at which meeting the final drafts of the documents to be delivered pursuant to the next sentence will be available for review by the parties hereto. The documents to be delivered at the Time of Payment by or on behalf of the parties hereto pursuant to Section 8 hereof and any additional documents requested by the Underwriters pursuant to Sections 8(m) and 8(n) hereof, including the receipts for the U.S. Shares and the payment therefor, will be delivered at the Closing Location at or prior to the Time of Payment, and the U.S. Shares and the U.S. ADSs will be delivered as specified in Sections 4(c) and 5(b), at the Time of Delivery and at or prior to the ADS Time of Delivery (as defined below), respectively. For the purposes of this Section 4, "Tokyo business day" and "New York business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Tokyo or New York, respectively, are generally authorized or obligated by law or executive order to close.

     (e) The Selling Shareholder shall, subject to receipt of invoice therefor,
pay to [          ] or its agent, for the accounts of the several Underwriters,
into an account specified by [          ] or its agent, the Underwriting
Commission referred to in Section 2 above with respect to the Firm Shares by the Tokyo business day immediately succeeding the Time of Delivery or such other time and date as the Selling Shareholder and the Representatives may agree upon in writing. However, the Selling Shareholder shall make efforts to pay the Underwriting Commission as soon as practicable after the Time of Delivery.

     (f) The Company shall, subject to receipt of invoice therefor, pay to
[      ] or its agent, for the accounts of the several Underwriters, into an
account specified by [          ] or its agent, the Underwriting Commission
referred to in Section 2 above with respect to any Optional Shares by the Time of Payment or such other time and date as the Company and the Representatives may agree upon in writing.

  5. (a) With respect to all or a portion of the U.S. Shares to be purchased from the Selling Shareholder and the Company and sold hereunder at the Time of Delivery, [ ], on behalf of the several Underwriters, may elect to receive U.S. Shares delivered and paid for hereunder in the form of U.S. ADSs. Notice of such election shall be given by [ ] to the Company no later than 5:00 p.m. (Tokyo time) on the Tokyo business day prior to the Time of Delivery.

     (b) In the event and to the extent that the Underwriters shall have elected to receive U.S. ADSs in accordance with Section 5(a), such U.S. ADSs shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC") on the books of the Depositary and delivered by or on behalf of
the Depositary to the DTC participant account of [                    ], for the
account of the Underwriters, upon delivery by [                    ] or its
agent in Japan acting as agent on behalf of the Underwriters for deposit with The Bank of Tokyo-Mitsubishi, Ltd., as custodian under the Deposit Agreement, of certificates representing the U.S. Shares deposited with the custodian for the account of the Depositary against the issuance of the U.S. ADSs in accordance with the terms of the Deposit Agreement. Subject to the satisfaction of the terms of the Deposit Agreement and to receipt of payment therefor pursuant to
Section 4(b), the Company shall cause the U.S. ADSs to be delivered by the Depositary to the purchasers thereof no later than 9:30 a.m., New York City
time, on [                   ] (the "ADS Time of Delivery").

  6. (a) The Company agrees with each of the Underwriters:

       (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second New York business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Shares or ADSs; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Offered Shares or ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

       (ii) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Offered Shares or ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Shares or ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

       (iii) Prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Offered Shares or ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of the Offered Shares or ADS at any time nine months or more after the time of the issue of the Prospectus, upon such Underwriters' request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as it may request of an amended or supplemented Prospectus complying with
Section 10(a)(3) of the Securities Act; provided that any failure to furnish the Underwriters with copies of the Prospectus in New York City prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of this Agreement as a direct result of an event beyond the control of the Company shall not result in a breach of this Clause (iii);

       (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than twenty-four months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158);

       (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (which will be dated the date of this Agreement), not to directly or indirectly offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the Global Underwriting Agreements, any securities of the Company that are substantially similar to the Offered Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, NTT Common Stock or any such substantially similar securities (other than pursuant to employee stock option plans or other agreements (copies of which have been previously provided to the Underwriters and their counsel) existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Joint Global Coordinators;

       (vi) To make available to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the United States ("U.S. GAAP")) and, as soon as practicable after the end of each of the first six months of each fiscal year, consolidated summary financial information of the Company and its subsidiaries for such interim period in reasonable detail prepared in accordance with U.S. GAAP;

       (vii) In connection with the Global Offering, not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares and the ADSs or would maintain the market price of NTT Common Stock at levels which might not otherwise prevail;

       (viii) To use its best efforts to obtain and maintain the listing of the NTT Common Stock on the Tokyo Stock Exchange and the London Stock Exchange and the listing of the ADSs on the New York Stock Exchange;

       (ix) To use its best efforts to obtain prior to the Time of Payment the approval of the Minister of Posts and Telecommunications under the Law Concerning Nippon Telegraph and Telephone Corporation, etc., in respect of the issuance by the Company of the Optional Shares, or any International Optional Shares or Japanese Company Shares to be sold by the Company under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively;

       (x) To cooperate in procuring from the Depositary at the ADS Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with the Depositary of the Offered Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement; and

       (xi) If all of the conditions specified in Section 8 have been satisfied or waived by the Underwriters, to return the Share Custody Certificate with respect to any Optional Shares to [ ] no later than the Time of Delivery.

     (b) The Selling Shareholder agrees with each of the Underwriters:

       (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (which will be dated the date of this Agreement), not to directly or indirectly offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the Global Underwriting Agreements, any securities of the Company that are substantially similar to the Offered Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, NTT Common Stock or any such substantially similar securities (other than to the Company for repurchase and cancellation or to an entity controlled by the Government of Japan that agrees to be bound by the restrictions of this section 6(b)(i); provided, however, that in either case five Tokyo business days prior written notice shall be given to the Joint Global Coordinators), without the prior written consent of the Joint Global Coordinators;

       (ii) If all of the conditions specified in Section 8 have been satisfied or waived by the Underwriters, to return the Share Custody Certificate with respect to any Firm Shares to [ ] no later than the Time of Delivery; and

       (iii) In connection with the Global Offering, not to (and to cause its affiliates (excluding the Company and any person controlled by the Company) not
to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares or the ADSs.

  7. (a) The Company covenants and agrees with the Selling Shareholder and the several Underwriters that it will pay or cause to be paid the following:

       (i) the fees, disbursements and expenses of counsel to the Company and the Company's accountants in connection with the registration of the Offered Shares and ADSs under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any securities registration statement under the Securities and Exchange Law of Japan (the "Securities Registration Statement"), the securities notice and the extraordinary securities report filed in Japan, any Preliminary Prospectus, the Prospectus, the Japanese Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and the Global Underwriters and dealers;

       (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Global Underwriting Agreements, the Agreement among Syndicates, the Selling Agreements, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Offered Shares and ADSs;

       (iii) all expenses in connection with the qualification of the Offered Shares and ADSs for offering and sale under state securities laws as provided in
Section 6(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky survey;

       (iv) all fees and expenses in connection with listing the Offered Shares on the Tokyo Stock Exchange, all other stock exchanges in Japan and the London Stock Exchange and listing the ADSs on the New York Stock Exchanges;

       (v) out-of-pocket expenses (including fees, disbursements and expenses of counsel to the Underwriters) incurred by the Underwriters in connection with the transactions contemplated herein in an amount to be separately agreed by the Joint Global Coordinators and the Company;

       (vi) all expenses and Japanese taxes arising as a result of (A) the deposit of Offered Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary, (B) the sale and delivery of the Offered Shares to or for the account of the Underwriters and the International Underwriters, (C) the sale and delivery outside of Japan of the Offered Shares and the ADSs by the Underwriters and the International Underwriters to each other and to the initial purchasers thereof in the manner contemplated hereunder and under the International Underwriting Agreement and
(D) the reallocation of the U.S. Shares and International Shares between the Underwriters and the International Underwriters pursuant to the Agreement among Syndicates, including, in any such case, any Japanese income, capital gains, withholding, transfer or other tax asserted against an Underwriter or an International Underwriter by reason of the purchase and sale of a Share or an

ADS pursuant to this Agreement, the International Underwriting Agreement or the Agreement among Syndicates;

       (vii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters or the International Underwriters, in connection with the initial purchase of ADSs and the Offered Shares);

       (viii) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof);

       (ix) the cost of preparing stock certificates;

       (x) the cost and charges of any transfer agent or registrar;

       (xi) all fees and expenses incurred in connection with the qualification of the ADRs for deposit with DTC;

       (xii) all expenses relating to the roadshows for the U.S. Offering and the International Offering (including out-of-pocket expenses) in an amount to be separately agreed by the Joint Global Coordinators and the Company;

       (xiii) all costs of advertising and legal notices in connection with the U.S. Offering and the International Offering; and

       (xiv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and

     (b) The Selling Shareholder covenants and agrees with the Company and the several Underwriters that it will pay or cause to be paid the fees, disbursements and expenses of counsel to the Selling Shareholder.

     8. The obligations of the Underwriters hereunder, as to the U.S. Shares to be paid for at the Time of Payment and to be delivered at the Time of Delivery, shall be subject, in the discretion of the Representatives on behalf of the Underwriters, to the condition that all representations and warranties and other statements of each of the Company and the Selling Shareholder herein are, at and as of the Time of Payment, true and correct, the condition that each of the Company and the Selling Shareholder shall have performed all of its obligations hereunder theretofore to be performed, and to the following additional conditions; provided, however, that (i) only for the purpose of determining the satisfaction as of the Time of Payment of the foregoing conditions, clause (f) and (p) shall be disregarded and (ii) if the Japanese Company Shares Underwriting Agreement is terminated due to the occurrence of any event set forth in Section 9(b)(A) or 9(b)(B), (x) the reference to the Time of Payment in clause (j), (k) and (m) shall be deemed to refer to the Time of Delivery, and
(y) the reference to the Japanese Underwriting Agreement in clause (q) shall be deemed to refer to the Japanese Secondary Shares Underwriting Agreement.

     (a) The Prospectus shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing or transmission by the rules and regulations under the Securities Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

     (b) Sullivan & Cromwell, United States counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Payment, with respect to the validity of the ADSs, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) Milbank, Tweed, Hadley & McCloy LLP, United States counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Payment, in form and substance satisfactory to the Representatives, to the effect set forth in Annex I hereto and in giving such opinion, may state that with respect to all matters of Japanese law they have relied upon the opinion of Japanese counsel for the Company delivered pursuant to paragraph (d) of this Section 8;

     (d) Tomotsune Kimura & Mitomi, Japanese counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Payment, in form and substance satisfactory to the Representatives, to the effect set forth in Annex II hereto, and in giving such opinion, may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (c) of this Section 8;

     (e) Nagashima Ohno & Tsunematsu, Japanese counsel for the Underwriters, shall have furnished to the Representatives their written opinion, dated the Time of Payment, in form and substance satisfactory to the Representatives, to the effect set forth in Annex III hereto, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon the foregoing matters. In addition, in giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Underwriters delivered pursuant to paragraph (b) of this Section 8;

     (f) [                    ], United States counsel for the Depositary, shall
have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect set forth in Annex IV hereto;

     (g) Davis Polk & Wardwell, United States counsel for the Selling Shareholder, shall have furnished to the Representatives their written opinion, dated the Time of Payment, in form and substance satisfactory to the Representatives, to the effect set forth in Annex V hereto;

     (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Payment, PricewaterhouseCoopers shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex VI hereto;

     (i) Asahi & Co. and Chuo Audit Corporation shall have furnished to the Representatives a letter, dated the Time of Payment, in form and substance satisfactory to the Representatives;

     (j) During the period beginning on the date hereof and ending on and including the Time of Payment, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the

Prospectus and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been (A) any change in the capital stock of any company in the NTT Core Group, (B) any increase [in excess of (Yen)400 billion] in the long-term debt of the Company on a consolidated basis, or (C) any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii) is in the judgment of the Joint Global Coordinators material and if so, after consultation with the Selling Shareholder (which the Joint Global Coordinators will use good faith efforts to make and consider and where they will make good faith efforts to obtain the concurrence of the Selling Shareholder), is in the further judgment of the Joint Global Coordinators so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Shares and ADSs on the terms and in the manner contemplated in the Prospectus;

     (k) During the period beginning on the date hereof and ending on and including the Time of Payment, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in the Company's securities or in securities generally on the Tokyo Stock Exchange, the London Stock Exchange or the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in Tokyo, London or New York declared by the relevant authorities; (iii) a change or development involving a prospective change in Japanese taxation affecting the Company, the Offered Shares or the ADSs or the transfer thereof or in the exchange controls in effect in Japan or the imposition of exchange controls by the United States or the United Kingdom;
(iv) the outbreak or escalation of hostilities involving Japan, the United States or the United Kingdom or the declaration by Japan, the United States or the United Kingdom of a national emergency or war; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in Japan, the United States, the United Kingdom or elsewhere which, in the case of clauses (i) to (v), in the judgment of the Joint Global Coordinators, after consultation with the Company and the Selling Shareholder (which the Joint Global Coordinators will use good faith efforts to make and consider and where they will make good faith efforts to obtain the concurrence of the Selling Shareholder), makes it impracticable or inadvisable to proceed with the offering or the delivery of the Offered Shares on the terms and in the manner contemplated by this Agreement and the Global Underwriting Agreements and the Prospectus;

     (l) The Offered Shares at the Time of Payment shall have been duly approved for listing on the Tokyo Stock Exchange, admitted to the Official List of the U.K. Listing Authority and admitted to trading by the London Stock Exchange and the ADSs to be sold shall have been duly approved for listing on the New York Stock Exchange;

     (m) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Payment a certificate or certificates, dated the Time of Payment, of an officer or Director of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Payment, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Payment, as to the matters set forth in subsections (a) and (j) of this Section, and as to such other matters as the Representatives may reasonably request, including, but not limited to, a certified copy of the approval of the Minister of Posts and Telecommunications under the Law Concerning Nippon Telegraph and Telephone Corporation, etc. in respect of the issuance by the Company of the Optional Shares or any International Optional Shares or Japanese Company Shares to be sold by the Company under the

International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively;

     (n) The Selling Shareholder shall have furnished or caused to be furnished to the Representatives at the Time of Payment a certificate or certificates, dated the Time of Payment, of the Director General of the Finance Bureau of the Ministry of Finance or any other official satisfactory to the Representatives as to the accuracy of the representations and warranties of the Selling Shareholder herein at and as of the Time of Payment, as to the performance by the Selling Shareholder of all of its obligations hereunder to be performed at or prior to the Time of Payment, and as to such other matters as the Representatives may reasonably consider necessary for the consummation of the transactions contemplated under this Agreement;

     (o) The Company shall have complied with the provisions of Section 6(a)(iii) hereof with respect to the furnishing of prospectus on the New York business day next succeeding the date of this Agreement;

     (p) The action referred to in Section 6(b)(ii) shall have been taken by the Selling Shareholder[, and, with respect to any Optional Shares, the action referred to in Section 6(a)(xi) shall have been taken by the Company]; and

     (q) The Japanese Underwriting Agreements shall not have been terminated and shall remain in full force and effect.

  9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Prospectus, or the Japanese Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Securities Registration Statement, the Prospectus or the Japanese Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

     (b) Except where both the Japanese Company Shares Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement shall have been terminated in accordance with their terms, the Company will indemnify and hold harmless each Underwriter against any and all losses, claims, damages or liabilities, joint and several, arising out of or based upon any failure to occur of the closing of the sale of the Optional Shares pursuant to this Agreement due to (A) any failure to obtain the approval of the Minister of Posts and Telecommunications under the Law Concerning Nippon Telegraph and Telephone Corporation, etc., in relation to the issuance of the Optional Shares, the Japanese Company Shares and the International Optional Shares, or (B) any failure to issue the Optional Shares, the Japanese Company Shares and the International Optional Shares because of an injunction under Article 280-10 of the Commercial Code of Japan.

     (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Securities Registration Statement, the Prospectus or the Japanese Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Securities Registration Statement, the Prospectus or the Japanese Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any action effected without its consent, but if settlement is made with the consent of the indemnifying party, such indemnifying party shall indemnify and hold harmless the indemnified party against any loss or liability by reason of such settlement.

     (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling

Shareholder on the one hand and the Underwriters on the other from the offering of the Offered Shares and ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting commissions received by the Underwriters with respect to the Offered Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Securities Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the U.S. Shares which it has agreed to purchase hereunder (a) the Representatives will notify the Company and the Selling Shareholder promptly after becoming aware of such default, (b) with respect to any Firm Shares, the Representatives and the Selling Shareholder may in their discretion arrange for the Representatives or another party or other parties satisfactory to the Representatives to purchase such Firm Shares on the terms contained herein and
(c) with respect to any Optional Shares, the Representatives and the Company may in their discretion arrange for the Representatives or another party or other parties satisfactory to the Representatives to purchase such Optional Shares on the terms contained herein. In the event that the Representatives notify the Selling Shareholder or the Company, as applicable, that they have so arranged for the purchase of such U.S. Shares, or the Selling Shareholder or the Company, as applicable, notifies the Representatives that it has so arranged for the purchase of such U.S. Shares, the Representatives, the Selling Shareholder or the Company, as applicable, shall effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives' opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such U.S. Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as applicable, of a defaulting Underwriter or Underwriters by the Representatives and the Selling Shareholder or the Company, as applicable, as provided in subsection (a) above, the aggregate number of such Firm Shares or Optional Shares, as applicable, which remains unpurchased does not exceed three-tenths of the aggregate number of all of the Firm Shares or Optional Shares, as applicable, then the Selling Shareholder, in the case of Firm Shares, or the Company, in the case of Optional Shares, shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as applicable, which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as applicable, which such Underwriter agreed to purchase hereunder) of the Firm Shares or Optional Shares, as applicable, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as applicable, of a defaulting Underwriter or Underwriters by the Representatives and the Selling Shareholder or the Company, as applicable, as provided in subsection (a) above, the aggregate number of such Firm Shares or Optional Shares, as applicable, which remains unpurchased exceeds three-tenths of the aggregate number of all of the Firm Shares or Optional Shares, as applicable, then the Selling Shareholder, in the case of Firm Shares, or the Company, in the case of Optional Shares, shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as applicable, which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as applicable, which such Underwriter agreed to purchase hereunder) of the Firm Shares or Optional Shares, as applicable, of such defaulting Underwriter or Underwriters for which such arrangements have not been made up to a limit of three-tenths of all of the Firm Shares or Optional Shares, as applicable, after which this Agreement shall thereupon be modified to reduce the total number of Firm Shares or Optional Shares, as applicable, to be sold and purchased pursuant to this Agreement by the aggregate number of such Firm Shares or Optional Shares, as applicable, which remain unpurchased, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholder, except for the expenses to be borne by the Company and the Selling Shareholder and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; provided, however, that if the Selling Shareholder does not exercise its right under this subsection (c), this Agreement shall terminate without liability as stated immediately above; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         If the number of Firm Shares or Optional Shares to be sold and purchased is reduced pursuant to this subsection (c), the Selling Shareholder or the Company, as applicable, shall as soon as practicable return the portion of the payment made, if any, pursuant to Section

4(b) relating to the reduced Firm Shares or Optional Shares, as applicable. Additionally, if the Selling Shareholder or the Company, as applicable, does not exercise its right under this subsection (c) and this Agreement is terminated, the Selling Shareholder or the Company, as applicable, shall as soon as practicable return the payment made, if any, pursuant to Section 4(b).

     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Shareholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the Offered Shares.

     12. If the Offered Shares are not delivered by or on behalf of the Selling Shareholder or the Company, as applicable, as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Offered Shares, but the Company and the Selling Shareholder shall then be under no further liability to any Underwriter in respect of the Offered Shares except as provided in Sections 7 and 9 hereof.

     13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the Representatives in care of [ ]; if to the Selling Shareholder shall be delivered or sent by mail, hand delivery or facsimile transmission (with a Japanese translation attached; provided, however, that the failure to provide a Japanese translation does not affect the validity of such notice) to 1-1 Kasumigaseki 3-chome, Chiyoda-ku, Tokyo 100-8940, Japan,
Attention: National Property Coordination Division, Finance Bureau, the Ministry of Finance; and if to the Company shall be delivered or sent by mail, hand delivery or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Investor Relations Group, Department IV; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, hand delivery or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholder by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person or entity that controls the Company, the Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement; provided, however, that the Minister of Finance shall sign this Agreement in his official and not his personal capacity and as such, this Agreement shall not be binding upon the heirs, executors, administrators, successors and assigns of the Minister of Finance and no recourse shall be had against the Minister of Finance personally. No purchaser of any of the Offered Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Each of the Company and the Underwriters irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Japan. The Company has appointed C T Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service mailed or delivered to the Company in Tokyo, Japan shall be deemed, in every respect, effective service of process upon the Company.

     16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     17. In connection with the U.S. Offering, the Representatives for their own account at their discretion may, as principals and not as agents of the Company or the Selling Shareholder and to the extent permitted by applicable laws and regulations, effect transactions in relation to the NTT Common Stock with a view to stabilizing or maintaining the market price of the NTT Common Stock at levels other than those which might otherwise prevail in the open market and such stabilization, if commenced, may be discontinued at any time. Any loss resulting from such stabilization shall be borne, and any profit arising therefrom shall be retained, by the Underwriters in the manner agreed between them.

     18. Time shall be of the essence of this Agreement.

     19. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     The foregoing being in accordance with the understanding of the Selling Shareholder, the Company and the Representatives, acting on behalf of each of the Underwriters, the parties hereto have duly executed this Agreement.



THE MINISTER OF FINANCE OF JAPAN
   As representative of the Government of Japan



By:
     -------------------------------
     Name:
     Title:


NIPPON TELEGRAPH AND TELEPHONE CORPORATION


By:
     -------------------------------
     Name:
     Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED


By:
     -------------------------------
     Name:
     Title:


GOLDMAN, SACHS & CO.


By:
     -------------------------------
     Name:
     Title:


NOMURA SECURITIES INTERNATIONAL, INC.


By:
     -------------------------------
     Name:
     Title:


SALOMON SMITH BARNEY INC.


By:
     -------------------------------
     Name:
     Title:

                                                                      SCHEDULE I


Underwriter                    Total Number of Firm      Number of Optional
-----------                    Shares to be              Shares to be Sold if
                               Purchased                 Maximum Option
                               ---------                 Exercised
                                                         ---------


Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Goldman, Sachs & Co.
Nomura Securities International, Inc.
Salomon Smith Barney Inc.
     Total

                                                                     SCHEDULE II


                  In this Agreement, unless the context otherwise requires:

                  "ADRs" means American Depositary Receipts issued by the Depositary pursuant to the Deposit Agreement and evidencing ADSs.

                  "ADSs" means American Depositary Shares issued pursuant to the Deposit Agreement, each ADS initially representing the right to receive 1/200th of a share of NTT Common Stock deposited pursuant to the Deposit Agreement.

                  "ADS Registration Statement" has the meaning specified in
Section 1(a)(v).

                  "ADS Time of Delivery" has the meaning specified in Section 5(b).

                  "Agreement" means this U.S. Underwriting Agreement.

                  "Agreement among Syndicates" means the Agreement among Underwriting Syndicates, dated the date hereof, among the Underwriters, the International Underwriters and the Japanese Underwriters.

                  "Agreement among U.S. Underwriters" means the Agreement among U.S. Underwriters, dated the date hereof, among the Underwriters.

                  "Authorized Agent" has the meaning specified in Section 15.

                  "Closing Location" means the offices of Sullivan & Cromwell, Otemachi First Square East 16F, 5-1, Otemachi 1-chome, Chiyoda-ku, Tokyo 100-0004, Japan.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Company" means Nippon Telegraph and Telephone Corporation, a limited liability joint stock company incorporated under the laws of Japan.

                  "Deposit Agreement" means the deposit agreement, dated as of July 8, 1994, among the Company, the Depositary and holders from time to time of the ADRs issued thereunder.

                  "Depositary" means Morgan Guaranty Trust Company of New York, as depositary under the Deposit Agreement.

                  "DTC" means The Depository Trust Company.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Global Offering" means the U.S. Offering, the International Offering and the Japanese Offering.

                  "Global Underwriters" means the International Underwriters and the Japanese Underwriters.

                  "Global Underwriting Agreements" means the International Underwriting Agreement and the Japanese Underwriting Agreements.

                  "Governmental Agency" has the meaning specified in Section 1(a)(xi).

                  "Governmental Authorizations" has the meaning specified in
Section 1(a)(xi).

                  "International Offering" means the offering of the International Shares by the International Underwriters outside the United States, Canada and Japan.

                  "International Prospectus" means the prospectus used in connection with the offering and sale of International Shares in the International Offering.

                  "International Shares" means the [ ] shares of NTT Common Stock, including the overallotment option, to be sold by the Selling Shareholder and the Company to the International Underwriters pursuant to the International Underwriting Agreement.

                  "International Underwriters" means the underwriters named in
Schedule I to the International Underwriting Agreement, for whom Nomura International plc, Salomon Brothers International Limited, Goldman Sachs International and Merrill Lynch International are acting as lead managers.

                  "International Underwriting Agreement" means the International Underwriting Agreement, dated the date hereof, among the Company, the Selling Shareholder and the International Underwriters.

                  "Investment Company Act" means the United States Investment Company Act of 1940, as amended.

                  "Japanese Offering" means the offering of the Japanese Shares by the Japanese Underwriters in Japan.

                  "Japanese Prospectus" means the prospectus used in connection with the offering and sale of Japanese Shares in the Japanese Offering.

                  "Japanese Company Shares" means the [ ] shares of NTT Common Stock to be sold by the Company to the Japanese Underwriters pursuant to the Japanese Company Shares Underwriting Agreement.

                  "Japanese Secondary Shares" means the [ ] shares of NTT Common Stock to be sold by the Selling Shareholder to the Japanese Underwriters pursuant to the Japanese Secondary Shares Underwriting Agreement.

                  "Japanese Shares" means, collectively, the Japanese Company Shares and the Japanese Secondary Shares.

                  "Japanese Underwriters" means the underwriters named in the Japanese Underwriting Agreements, for whom Nikko Salomon Smith Barney Limited, The Nomura

Securities Co., Ltd., Merrill Lynch Japan Incorporated and Goldman Sachs (Japan) Ltd. are acting as lead managers.

                  "Japanese Underwriting Agreements" means, collectively, the Japanese Company Shares Underwriting Agreements and the Japanese Secondary Shares Underwriting Agreement, each dated the date hereof, and made among the Company, the Selling Shareholder and the Japanese Underwriters.

                  "JASDEC" means the Japan Securities Depository Center.

                  "Joint Global Coordinators" means Goldman Sachs International, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nikko Salomon Smith Barney Limited and The Nomura Securities Co., Ltd., as joint global coordinators for the Global Offering.

                  "Judgment currency" has the meaning specified in Section 16.

                  "New York business day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are generally authorized or obligated by law or executive order to close.

                  "New York Court" means any state or federal court located in the Borough of Manhattan, The City of New York, New York.

                  "NTT Common Stock" means the common stock, par value (Y)50,000 per share, of the Company.

                  "NTT Core Group" means the Company, NTT East Corporation, NTT West Corporation and NTT Communications Corporation.

                  "Offered Shares" means the U.S. Shares, the International Shares and the Japanese Shares.

                  "Preliminary Prospectus" has the meaning specified in Section 1(a)(i).

                  "Prospectus" has the meaning specified in Section 1(a)(i).

                  "Registration Statement" has the meaning specified in Section 1(a)(i).

                  "Representatives" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Nomura Securities International, Inc., and Salomon Smith Barney Inc. as representatives of the several Underwriters.

                  "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "Selling Shareholder" means the Minister of Finance of Japan, representing the Government of Japan.

                  "Share Custody Certificate" has the meaning specified in
Section 4(a).

                  "Time of Delivery" has the meaning specified in Section 4(c).

                  "Time of Payment" has the meaning specified in Section 4(b).

                  "Tokyo business day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Tokyo are generally authorized or obligated by law or executive order to close.

                  "Underwriting Commission" has the meaning specified in Section 2.

                  "Underwriters" means the several underwriters named in
Schedule I hereto.

                  "U.S. ADSs" means ADSs representing U.S. Shares.

                  "U.S. GAAP" means generally accepted accounting principles in the United States.

                  "U.S. Offering" means the offering of the U.S. Shares by the Underwriters in the United States and Canada.

                  "U.S. Prospectus" means the prospectus used in connection with the offering and sale of U.S. Shares in the U.S. Offering.

                  "U.S. Shares" means the [ ] shares of NTT Common Stock, including the overallotment option, to be sold by the Selling Shareholder and the Company to the Underwriters pursuant to this Agreement.

                                                                         ANNEX I


     Pursuant to Section 8(c) of this Agreement, Milbank, Tweed, Hadley & McCloy LLP, United States counsel for the Company, shall furnish their written opinion to the effect that:

       (i) Assuming each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company under Japanese law, each of this Agreement and the International Underwriting Agreement has been duly executed and delivered by the Company;

       (ii) Assuming that the Deposit Agreement has been duly authorized, executed and delivered by the Company under Japanese law, the Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and (under Japanese law) the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and except as the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing; and the statements set forth under the heading "Description of ADRs and Deposit Agreement" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Deposit Agreement, fairly summarize, in all material respects, such provisions;

       (iii) Upon due issuance of the ADRs evidencing ADSs being delivered at the ADS Time of Delivery against the deposit of Offered Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the person in whose name the ADR is registered will be entitled to the rights specified therein and in the Deposit Agreement;

       (iv) Assuming each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company under Japanese law, and assuming that each of this Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the other parties thereto and are enforceable against such parties under applicable law, under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 15 of this Agreement and the International Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement or the International Underwriting Agreement or the transactions contemplated hereby or thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent as its authorized agent for the purpose described in Section 15 of this Agreement and the International Underwriting Agreement; and service of process effected on such agent in the manner set forth in Section 15 of this Agreement and the International Underwriting Agreement will be effective to confer valid personal jurisdiction over the Company;

       (v) The issue and sale of the Optional Shares to be sold by the Company hereunder, and any International Shares and Japanese Shares to be sold by the Company under the International Underwriting Agreement and the Japanese Company Shares

Underwriting Agreement, respectively, and the deposit of the Offered Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, the Global Underwriting Agreements and the Deposit Agreement and the consummation by the Company of the transactions contemplated by this Agreement, the Global Underwriting Agreements and the Deposit Agreement will not conflict with or result in a breach or violation of any statute, rule or regulation of the United States or the State of New York;

       (vi) No Governmental Authorization of the United States or the State of New York is required for the sale of the Offered Shares and the ADSs or the consummation by the Company of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except the registration under the Securities Act of the Offered Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Shares and the ADSs by the Underwriters and the Global Underwriters;

       (vii) The statements set forth in the Prospectus under the captions "Description of ADRs and Deposit Agreement", insofar as they purport to constitute a summary of the terms of the ADRs, and with respect to U.S. federal law under the caption "Tax Considerations", insofar as they purport to describe the provisions of the U.S. federal statutes, rules and regulations and documents referred to therein, are accurate, complete and fair;

       (viii) The Company is not an "investment company" as such term is defined in the Investment Company Act; and

       (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vii) of this Annex I, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto (including any documents incorporated by reference therein) made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Payment, either the Registration Statement or the Prospectus or any further amendment or supplement thereto (including any documents incorporated by reference therein) made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Payment, either the Registration Statement or the Prospectus or any further amendment or supplement thereto (including any documents incorporated by reference therein) made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                                                                        ANNEX II



     Pursuant to Section 8(d) of this Agreement, Tomotsune Kimura & Mitomi, Japanese counsel for the Company, shall furnish their written opinion to the effect that:

       (i) The Company has been duly incorporated and is validly existing as a joint stock company under the laws of Japan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

       (ii) The Company has an authorized capital stock as set forth in the Prospectus, and all of the issued shares of NTT Common Stock (including the Offered Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; all of the NTT Common Stock (including the Offered Shares) have been duly listed and admitted for trading on the Tokyo Stock Exchange (except for the NTT Common Stock which will continue to be held by the Selling Shareholder); the holders of outstanding shares of NTT Common Stock are not entitled to preemptive or other rights to acquire the Offered Shares; the Offered Shares may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs; the Offered Shares are freely transferable by the Selling Shareholder and the Company, as applicable, to or for the account of the several Underwriters and International Underwriters and are freely transferable by the several Underwriters and International Underwriters to (to the extent described in the Prospectus) the initial purchasers thereof; there are no restrictions on subsequent transfers of the Offered Shares or ADSs under the laws of Japan (except to the extent described in the Prospectus); and the Offered Shares conform to the description of the NTT Common Stock contained in the Prospectus;

       (iii) The Optional Shares to be issued and sold by the Company to the Underwriters hereunder, and the International Optional Shares and Japanese Company Shares to be issued and sold by the Company to the Underwriters under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the NTT Common Stock contained in the Prospectus; the Firm Shares to be sold by the Selling Shareholder hereunder, and the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement, respectively, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the NTT Common Stock contained in the Prospectus; the Selling Shareholder is the sole registered holder of title on the register of shareholders of the Company to the Firm Shares to be sold by the Selling Shareholder hereunder and the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement; and holders of the Offered Shares will be entitled to all the rights of shareholders conferred by the Articles of Incorporation of the Company and the Commercial Code of Japan;

       (iv) The Selling Shareholder is the sole registered holder of title to the U.S. Shares, the International Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder on the register of shareholders of the Company; the Selling Shareholder has good and valid title to the Offered Shares to be sold at the Time of Delivery by the Selling Shareholder under this Agreement and the Global Underwriting Agreements, free and clear of all liens, encumbrances, equities or claims; the Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Offered Shares to be sold by the Selling Shareholder hereunder and thereunder; and upon delivery of the Offered Shares and payment therefor pursuant to this Agreement and the International Underwriting Agreement, good and valid title to the Offered Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters or the International Underwriters, as the case may be; and no persons are entitled to preemptive or other rights to acquire the Offered Shares from the Selling Shareholder or the Company;

       (v) Each of this Agreement and the Global Underwriting Agreements has been duly authorized, executed and delivered by the Selling Shareholder and, under the laws of Japan, constitutes a valid and legally binding agreement of the Selling Shareholder, enforceable in accordance with its terms, subject, as to enforcement, to any applicable sovereign immunity;

       (vi) Each of this Agreement, the Global Underwriting Agreements and the Deposit Agreement has been duly authorized, executed and delivered by the Company and, under the laws of Japan, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights, to general equity principles;

       (vii) Each of NTT East Corporation, NTT West Corporation, NTT Communications Corporation, NTT Mobile Communications Network, Inc. and NTT Data Corporation has been duly incorporated and is validly existing as a joint stock company under the laws of Japan; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens (other than statutory preferences granted to the holders of bonds of the Company pursuant to Article 9 of The Law Concerning Nippon Telegraph and Telephone Corporation, etc. or Article 9 of Supplementary Provisions thereto), encumbrances, equities or claims;

       (viii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

       (ix) The indemnification and contribution provisions set forth in Section 9 of this Agreement and the International Underwriting Agreement do not contravene the public policy or laws of Japan;

       (x) The issue and sale of the Offered Shares to be sold by the Company hereunder and under the Global Underwriting Agreements and the deposit of the Offered Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, the Global Underwriting Agreements and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, Regulations of the Board of Directors and Share Handling Regulations of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency in Japan having jurisdiction over the Company or any of its properties;

       (xi) The sale and delivery of the Offered Shares by the Selling Shareholder and, as applicable, the Company hereunder and under the Global Underwriting Agreements and the compliance by the Selling Shareholder and the Company with all of the provisions of, and the performance by the Selling Shareholder and the Company of their obligations under, this Agreement and the Global Underwriting Agreements and the consummation by the Selling Shareholder and the Company of the transactions herein and therein contemplated will not result in any violation by the Selling Shareholder or the Company of the provisions of any statute or any order, rule or regulation of any Governmental Agency in Japan;

       (xii) No Governmental Authorization of any Governmental Agency in Japan is required for the consummation by the Company of the transactions contemplated by this Agreement and the Global Underwriting Agreements or for the issue and sale by the Company of any Offered Shares to be sold by the Company hereunder and under the Global Underwriting Agreements or the deposit of the Offered Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered;

       (xiii) No Governmental Authorization of any Governmental Agency in Japan is required for the sale of the Offered Shares by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except the authorization by the relevant national budget of the sale of the Offered Shares which has been duly obtained and is in full force and effect and the approval of the Minister of Posts and Telecommunications under the Law Concerning Nippon Telegraph and Telephone Corporation, etc., in respect of the issuance by the Company of the Optional Shares or any International Optional Shares or Japanese Company Shares to be sold by the Company under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, which has been duly obtained and is in full force and effect;

       (xiv) Each of this Agreement, the Global Underwriting Agreements, the Deposit Agreement and the ADRs evidencing the ADSs is in proper form under the laws of Japan to be enforced against the Company and each of this Agreement and the Global Underwriting Agreements is in proper form under the laws of Japan to be enforced against the Selling Shareholder and the certificates for the Offered Shares are in proper form to be legal and valid under the laws of Japan, and to ensure the legality, validity, enforceability or admissibility into evidence in Japan of this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares, as the case may be, it is not necessary that this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares or any other documents be filed or recorded with any court or other authority in Japan or that any Japanese stamp or similar tax be paid by the Underwriters or the Global Underwriters or purchasers therefrom on or in respect of this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares or any other document to be furnished hereunder or thereunder;

       (xv) The statements in the Prospectus under the captions "Description of the Shares", insofar as they purport to constitute a summary of the terms of the NTT

Common Stock and under the captions "Prospectus Summary", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Regulatory Developments", "Principal Shareholders and Selling Shareholder", "Description of ADRs and Deposit Agreement--Restrictions on Foreign Ownership", "Tax Considerations--Japanese Taxation" and "Underwriting", to the extent such statements relate to matters of Japanese law or regulation or to the provisions of documents governed by Japanese law therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

       (xvi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Global Underwriters in Japan in connection with (A) the deposit with the Depositary of Offered Shares against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Selling Shareholder and the Company, as applicable, of the Offered Shares to or for the respective accounts of the Underwriters or the International Underwriters, (C) the execution and delivery of this Agreement or the Global Underwriting Agreements or (D) the sale and delivery by the Underwriters or the International Underwriters of the Offered Shares and ADSs to the initial purchasers thereof in the manner contemplated herein and in the International Underwriting Agreement;

       (xvii) Insofar as matters of Japanese law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

       (xviii) The Company's agreement to the choice of law provisions set forth in Section 15 of this Agreement and the International Underwriting Agreement will be recognized by the courts of Japan; the Company can sue and be sued in its own name under the laws of Japan; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement and the International Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 of this Agreement and the International Underwriting Agreement will be effective, insofar as Japanese law is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of Japan, provided that (A) the jurisdiction of such New York Court is not denied under the laws of Japan (as of the date of this opinion the laws of Japan would not deny the jurisdiction over the Company of New York Courts in any such legal suit), (B) the Company has received service of process otherwise than by public notice or has appeared before such New York Court, (C) such judgment is not repugnant to public policy as applied in Japan and (D) there exists reciprocity as to the recognition by a New York Court of a final judgment obtained in a Japanese court;

       (xix) The Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the International Underwriting Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the International Underwriting Agreement; and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of this Agreement and the International Underwriting

Agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement and the International Underwriting Agreement is a valid and binding obligation of the Company under Japanese law;

       (xx) All dividends and other distributions declared and payable on the NTT Common Stock (subject to the approval of the Minister of Posts and Telecommunications) (including any payments to the Depositary in respect of
ADSs) may under the current laws and regulations of Japan be paid in Japanese yen that may be converted into foreign currency that may be freely transferred out of Japan, and except as described in the Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Japan and are otherwise free and clear of any other tax, withholding or deduction in Japan and without the necessity of obtaining any Governmental Authorization in Japan;

       (xxi) To the best of such counsel's knowledge, no company in the NTT Core Group is in violation of its Articles of Incorporation, Regulations of the Board of Directors or Share Handling Regulations or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; and

       (xxii) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection(xv) of this Annex II, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Payment, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       ANNEX III



     Pursuant to Section 8(e) of this Agreement, Nagashima Ohno & Tsunematsu, Japanese counsel for the Underwriters, shall furnish their written opinion to the effect that:

       (i) The Company has been duly incorporated and is validly existing as a joint stock company under the laws of Japan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

       (ii) The Company has an authorized capital stock as set forth in the Prospectus, and all of the issued NTT Common Stock (including the Offered Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; all of the shares of NTT Common Stock (including the Offered Shares) have been duly listed and admitted for trading on the Tokyo Stock Exchange (except for the NTT Common Stock which will continue to be held by the Selling Shareholder); the holders of outstanding NTT Common Stock are not entitled to preemptive or other rights to acquire the Offered Shares; the Offered Shares may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs; the Offered Shares are freely transferable by the Selling Shareholder and the Company, as applicable, to or for the account of the several Underwriters and International Underwriters and are freely transferable by the several Underwriters and International Underwriters to or for the account of (to the extent described in the Prospectus) the initial purchasers thereof; there are no restrictions on subsequent transfers of the Offered Shares or ADSs under the laws of Japan (except to the extent described in the Prospectus); and the Offered Shares conform to the description of the NTT Common Stock contained in the Prospectus;

       (iii) The Optional Shares to be issued and sold by the Company to the Underwriters hereunder, and the International Optional Shares and Japanese Company Shares to be issued and sold by the Company to the Underwriters under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the NTT Common Stock contained in the Prospectus; the Firm Shares to be sold by the Selling Shareholder hereunder, and the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement, respectively, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the NTT Common Stock contained in the Prospectus; the Selling Shareholder is the sole registered holder of title on the register of shareholders of the Company to the Firm Shares to be sold by the Selling Shareholder hereunder and the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Japanese Secondary Shares Underwriting Agreement; and holders of the Offered Shares will be entitled to all the rights of shareholders conferred by the Articles of Incorporation of the Company and the Commercial Code of Japan;

       (iv) The Selling Shareholder is the sole registered holder of title to the Firm Shares, the International Firm Shares and the Japanese Secondary Shares to be sold by the Selling Shareholder on the register of shareholders of the Company;

       (v) Each of this Agreement, the Global Underwriting Agreements and the Deposit Agreement has been duly authorized, executed and delivered by the Company and, under the laws of Japan, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

       (vi) Each of NTT East Corporation, NTT West Corporation, NTT Communications Corporation, NTT Mobile Communications Network, Inc. and NTT Data Corporation has been duly incorporated and is validly existing as a joint stock company under the laws of Japan; and all of the issued shares of capital stock of each such corporation have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

       (vii) The indemnification and contribution provisions set forth in
Section 9 of this Agreement and the International Underwriting Agreement do not contravene the public policy or laws of Japan;

       (viii) No Governmental Authorization of any Governmental Agency is required in Japan for the issue and sale by the Company of the Offered Shares to be sold by the Company hereunder and under the Global Underwriting Agreements or for the deposit of the Offered Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except the authorization by the relevant national budget of the sale of the Offered Shares which have been duly obtained and are in full force and effect and the approval of the Minister of Posts and Telecommunications under the Law Concerning Nippon Telegraph and Telephone Corporation, etc., in respect of the issuance by the Company of the Optional Shares or any International Optional Shares or Japanese Company Shares to be sold by the Company under the International Underwriting Agreement and the Japanese Company Shares Underwriting Agreement, respectively, which has been duly obtained and is in full force and effect;

       (ix) Each of this Agreement, the Global Underwriting Agreements, the Deposit Agreement and the ADRs evidencing the ADSs is in proper form under the laws of Japan to be enforced against the Company and the certificates for the Offered Shares are in proper form to be legal and valid under the laws of Japan, and to ensure the legality, validity, enforceability or admissibility into evidence in Japan of this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares, as the case may be, it is not necessary that this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares or any other documents be filed or recorded with any court or other authority in Japan or that any Japanese stamp or similar tax be paid by the Underwriters or the Global Underwriters or purchasers therefrom on or in respect of this Agreement, the Global Underwriting Agreements, the Deposit Agreement, the ADRs or the Offered Shares or any other document to be furnished hereunder or thereunder;

       (x) The statements in the Prospectus under the captions "Description of the Shares", insofar as they purport to constitute a summary of the terms of the NTT Common Stock and under the captions "Prospectus Summary", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Regulatory Developments", "Principal Shareholders and Selling Shareholder", "Description of ADRs and Deposit Agreement--Restrictions on Foreign Ownership", "Tax Considerations--Japanese Taxation" and "Underwriting", to the extent such statements relate to matters of Japanese law or regulation or to the provisions of documents governed by Japanese law therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

       (xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Global Underwriters in Japan in connection with (A) the deposit with the Depositary of Offered Shares against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Selling Shareholder and the Company, as applicable, of the Offered Shares to or for the respective accounts of the Underwriters or the International Underwriters, (C) the execution and delivery of this Agreement or the Global Underwriting Agreements or (D) the sale and delivery by the Underwriters or the International Underwriters of the Offered Shares and ADSs to the initial purchasers thereof in the manner contemplated herein and in the International Underwriting Agreement;

       (xii) Insofar as matters of Japanese law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

       (xiii) The Company's agreement to the choice of law provisions set forth in Section 15 of this Agreement and the International Underwriting Agreement will be recognized by the courts of Japan; the Company can sue and be sued in its own name under the laws of Japan; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement and the International Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 of this Agreement and the International Underwriting Agreement will be effective, insofar as Japanese law is concerned, to confer valid personal jurisdiction over the Company; and under the laws of Japan currently in effect, Japanese courts would recognize as a valid judgment and enforce without reexamination of the merits of the action any final and conclusive civil judgment for monetary claims obtained in a State or a Federal court, as the case may be, sitting in New York City against the Company, in an action arising out of or relating to this Agreement or the International Underwriting Agreement and instituted by service of process (otherwise than by public notice or a method comparable thereto) on the authorized agent in New York City of the Company provided therein, provided that (i) the jurisdiction of such State or Federal court is recognized under Japanese laws, (ii) recognition of such judgment and the court procedures thereof are not repugnant to public policy or good morals as applied in Japan and (iii) a State or a Federal court, as the case may be, sitting in New York City would recognize as a valid judgment without reexamination of the merits of the Japanese action, any final and conclusive civil judgment for monetary claims obtained in a Japanese court in an action based upon certain indebtedness and instituted by service of process on a U.S. company (such indebtedness being comparable to the obligation of the Company under this Agreement or the International Underwriting Agreement), when recognition of such Japanese judgment is not repugnant to public policy as applied in a State or a Federal court, as the case may be, sitting in New York City. There is no reason known to them why the enforcement in Japan of such a judgment and the court procedures thereof in respect of the obligation of the Company under this Agreement or the International Underwriting Agreement would be contrary to Japanese public policy or good morals;

       (xiv) The Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the International Underwriting Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the International Underwriting Agreement; and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of this Agreement and the International Underwriting Agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement and the International Underwriting Agreement is a valid and binding obligation of the Company under Japanese law;

       (xv) All dividends and other distributions declared and payable on the NTT Common Stock (subject to the approval of the Minister of Posts and Telecommunications) (including any payments to the Depositary in respect of
ADSs) may under the current laws and regulations of Japan be paid in Japanese yen that may be converted into foreign currency that may be freely transferred out of Japan, and except as described in the Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Japan and are otherwise free and clear of any other tax, withholding or deduction in Japan and without the necessity of obtaining any Governmental Authorization in Japan; and

       (xvi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this Annex III, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Payment, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Payment (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                        ANNEX IV




     Pursuant to Section 8(f) of this Agreement, [ ], counsel to the Depositary, shall furnish their written opinion to the effect that:

       (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, except insofar as enforceability may be limited by (A) applicable bankruptcy, insolvency, moratorium or other laws relating to creditors' rights generally and
(B) general principles of equity (whether considered in an action at law or in equity); and

       (ii) The ADRs will be validly issued and will entitle the holder thereof to the rights specified therein and in the Deposit Agreement, assuming that the ADRs evidencing ADSs are issued in accordance with the Deposit Agreement against the deposit, pursuant to the terms of the Deposit Agreement, of duly authorized, validly issued, fully paid and nonassessable Offered Shares and that the preemptive rights, if any, with respect to the Offered Shares have been validly waived or exercised.

                                                                         ANNEX V



     Pursuant to Section 8(g) of this Agreement, Davis Polk & Wardwell, United States counsel for the Selling Shareholder, shall furnish their written opinion to the effect that:

       (i) Assuming each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder under Japanese law, each of this Agreement and the International Underwriting Agreement has been duly executed and delivered by the Selling Shareholder;

       (ii) The sale of the Offered Shares by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation by the Selling Shareholder of the transactions herein contemplated will not conflict with or result in a breach or violation of any laws, rules and regulations of the State of New York and of the United States of America (except for United States federal securities law), which, in Davis Polk & Wardwell's experience, are normally applicable to transactions of the type contemplated by this Agreement, but without having made any special investigation concerning any other law, rule or regulation except as specified in the opinion;

       (iii) No Governmental Authorization under the federal laws of the United States or the laws of the State of New York is required for the sale of the Offered Shares by the Selling Shareholder, the deposit of the Offered Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Securities Act of the Offered Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Shares and the ADSs by the Underwriters and the International Underwriters; and

       (iv) Nothing has come to their attention that causes them to believe that
(i) the Registration Statement and the Prospectus (except for financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and the prospectus included therein (except as stated) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) the Prospectus (except as stated) as of its date and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to Section (iv) above, Davis Polk & Wardwell may state that they have not checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in the Registration Statement or the Prospectus but that they have generally reviewed and discussed with the Underwriters and the International Underwriters and their representatives, and with certain officers and employees of, and counsel and independent public accountants for, the Company, and with certain officials of the Government of Japan, the information furnished, whether or not subject to their check and verification.

                                                                        ANNEX VI



     Pursuant to Section 8(h) of this Agreement, PricewaterhouseCoopers shall furnish letters to the Underwriters to the effect that:

       (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

       (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

       (iii) They have made a review, to the extent applicable, in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's interim report on Form 6-K incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations;

       (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 8 of the Company's Annual Report on Form 20-F for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 20-F for such fiscal years;

       (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

       (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (A) (i) any unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, or the Exchange Act, as applicable and the related published rules and regulations, or
       (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in an interim report on Form 6-K incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

           (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

           (C) any unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

           (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

       (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                       2